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                                                                    Exhibit 99.1


                                 AMENDMENT NO. 2

            AMENDMENT NO. 2, dated as of December 3, 2002 (this "Amendment"), to the Credit Agreement dated as December 21, 2001 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CSK AUTO, INC. (the "Company"), the several lenders from time to time parties to the Credit Agreement (the "Lenders"), JPMORGAN CHASE BANK, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), CREDIT SUISSE FIRST BOSTON, as syndication agent for the Lenders and UBS AG, STAMFORD BRANCH, as documentation agent for the Lenders.

                              W I T N E S S E T H:
                               - - - - - - - - - -

            WHEREAS, the Company has requested that the Lenders consent to amend certain provisions of the Credit Agreement; and

            WHEREAS, the Lenders are willing to consent to the requested amendment on and subject to the terms and conditions contained herein.

            NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Unless otherwise defined herein, terms in the Credit Agreement are used herein as therein defined.

            2. Amendments to the Credit Agreement.

               (a) Amendment to Subsection 3.1(a)(ii)(A) of the Credit Agreement. Subsection 3.1(a)(ii)(A) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following new Section 3.1(a)(ii)(A):

               "in no event shall any Letter of Credit be issued if after giving effect thereto the sum of the undrawn amount of all outstanding Letters of Credit and the amount of all L/C Obligations would exceed $25,000,000 and"

            3. Representations and Warranties. To induce the Administrative Agent and the Lenders parties thereto to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and the Lenders as of the Second Amendment Effective Date that:

            (a) The Company has the corporate power and authority to make and deliver this Amendment and to perform its obligations under the Credit Documents to which it is a party, as amended by this Amendment.

            (b) This Amendment has been duly executed and delivered by the Company.

            (c) This Amendment and each Credit Document to which the Company is a party, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).


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                                                                               2


            (d) The representations and warranties made by the Company in each Credit Document to which it is a party and herein are true and correct in all material respects on and as of the Second Amendment Effective Date, before and after giving effect to this Amendment, as if made on the Second Amendment Effective Date, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

            4. Conditions Precedent. This Amendment shall become effective as of the date (the "Second Amendment Effective Date") when each of the conditions precedent set forth below shall have been satisfied or waived:

            (a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Company, the Administrative Agent and the Required Lenders; and

            (b) on and as of the Second Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred and be continuing.

            5. Continuing Effect of Credit Documents. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their respective terms.

            6. Expenses. The Company agrees to pay or reimburse the Lenders for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, and consummation of the transactions contemplated hereby and thereby, including the reasonable fees and expenses of counsel to the Lenders.

            7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            8. Counterparts; Binding Effect. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages thereof. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

                      [Balance of Page Intentionally Blank]


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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                    CSK AUTO, INC.


                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    JPMORGAN CHASE BANK, as
                                      Administrative Agent, Issuing Bank and
                                      a Lender

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title: